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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 30, 2003


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                   333-101101                 95-4596514
----------------------------        -------------           -------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)



     4500 Park Granada
   Calabasas, California                                           91302
----------------------------                                   -------------
  (Address of Principal                                         (Zip Code)
    Executive Offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

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Item 5. Other Events.
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        Filing of Certain Materials.
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        In connection with the issuance by CWABS, Inc. Asset-Backed
Certificates, Series 2003-2 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy with a corresponding declaration page and endorsements relating to the mortgage loans. The policy, declaration page, and endorsements, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated May 14, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits:

                        99.1 PMI Mortgage Guaranty Master Policy (with Declaration Page and Endorsements) filed on Form SE dated May 14, 2003





















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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 29, 2003 and prospectus supplement dated April 11, 2003, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-2.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWABS, INC.



                                                   By:  /s/ Celia Coulter
                                                        -------------------
                                                            Celia Coulter
                                                            Vice President



    Dated: May 14, 2003

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Exhibit Index


Exhibit                                                                  Page
-------                                                                  ----
99.1      PMI Mortgage Guaranty Master Policy (with Declaration
          Page and Endorsements) filed on Form SE dated May 14, 2003       5